Finance Expense	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Finance Expense
4.	FINANCE EXPENSE

	UNITED STATES DOLLAR
	2017	2016	2015
		Restated[1]	Restated[1]
Interest expense – environmental rehabilitation	(12.1)	(10.7)	(11.7)
Unwinding of discount on silicosis settlement costs	(0.9)	—	—
Interest expense – borrowings	(91.2)	(82.5)	(87.8)
Borrowing costs capitalised	22.9	15.1	16.6

Total finance expense	(81.3)	(78.1)	(82.9)

1	Refer note 40 for further details.
2	The methodology for amortisation and depreciation at Cerro Corona was amended in 2017, changing to gold ounces produced from tonnes mined. Gold ounces are considered a better reflection of the pattern in which the mine’s future economic benefits are expected to be consumed by the mine in line with the declining grade over the life-of-mine.
2	The impact of the change in useful life at Cerro Corona resulted in an increase in amortisation and depreciation of US$24.5 million for the 2017 year.
2	The methodology for amortisation of the mineral rights asset at the Australian operations was corrected during the year. Refer note 40 for further details.
2	The impact of the correction of the amortisation methodology at the Australian operations resulted in an increase in amortisation of US$5.7 million for the 2017 year.
2	Given the nature of the inputs used to calculate the amortisation and depreciation, namely future production as well as proven and probable reserves, it is not practicable to estimate the future impact the change in useful life and correction in methodology will have on amortisation and depreciation.